AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (“Agreement”) dated as of January 9, 2015 (“Effective Date”) is by and among Patterson – UTI Energy, Inc., a Delaware corporation (“Borrower”), the subsidiaries of the Borrower party hereto (together with the Borrower, the “Loan Parties”), the Lenders (as defined below), and Wells Fargo Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, as the issuer of letters of credit under the Credit Agreement referred to below (in such capacity, the “L/C Issuer”), and as the swing line lender under the Credit Agreement referred to below (in such capacity, the “Swing Line Lender”).

RECITALS

A. Reference is hereby made to that certain (i) Credit Agreement dated as of September 27, 2012 among the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the financial institutions party thereto from time to time, as lenders (the “Lenders”), as heretofore amended (as so amended, the “Credit Agreement”) and (ii) Continuing Guaranty dated as of September 27, 2012 and delivered by the Guarantors signatory thereto (the “Guaranty”).

B. The Borrower has requested that the Lenders make certain amendments to the Credit Agreement and the Guaranty as set forth below.

C. The Borrower also has requested that the Lenders consent to the release of Patterson-UTI Drilling International, Inc. (“Patterson International”) from its obligations under the Guaranty as it would qualify as an Excluded Subsidiary (as defined in Credit Agreement, as amended hereby).

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms; Interpretation and Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement, as amended hereby, and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, as amended hereby, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement

Section 2. Amendments to Credit Agreement.

(a) Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended by replacing the defined term for “Change of Control” in its entirety with the following:

"Change of Control” means an event or series of events by which:

(a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire (such right, an “option right”), whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 25% or more of the equity securities of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis (and taking into account all such securities that such person or group has the right to acquire pursuant to any option right); or

(b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

(b) Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by replacing the defined term for “Foreign Subsidiary” in its entirety with the following:

"Foreign Subsidiary” means any Subsidiary (other than a Domestic Subsidiary) that is treated as a controlled foreign corporation under Section 957 of the Code.

(c) Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by replacing the defined term for “Guarantor” in its entirety with the following:

"Guarantor” means (a) as of the Closing Date, each of the Domestic Subsidiaries identified on Schedule 5.13 other than Ambar Lone Star Fluid Services LLC, and (b) after the Closing Date, any Subsidiary of the Company required to execute a Guaranty under Section 6.12 hereof; provided, however, any Person constituting a Guarantor as described in the preceding portion of this definition shall cease to constitute a Guarantor when it is released and discharged from its obligations under the Guaranty pursuant to the terms hereof.

(d) Section 1.01 (Defined Terms) of the Credit Agreement is hereby further amended by adding the following new terms to appear in alphabetical order therein:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Subsidiary” means (a) any Domestic Subsidiary that owns no material assets other than the Equity Interests of one or more Foreign Subsidiaries and Indebtedness owed by a Foreign Subsidiary to such Domestic Subsidiary incurred in connection with the capitalization of such Foreign Subsidiary, (b) any Domestic Subsidiary that owns no material assets other than the Equity Interests of one or more Subsidiaries that qualify as an Excluded Subsidiary under the previous clause (a) and Indebtedness owed by such Excluded Subsidiary to such Domestic Subsidiary incurred in connection with the capitalization of such Excluded Subsidiary, and (c) any Immaterial Subsidiary, but, in any event under the preceding clause (a), (b) and (c), only if such Domestic Subsidiary or Immaterial Subsidiary, as applicable, does not Guarantee any Indebtedness of any Loan Party.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Hedge Obligation if, and to the extent that, all or a portion of the guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Hedge Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Hedge Obligation. If a Hedge Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedge Obligation that is attributable to swaps for which such guaranty or security interest is or becomes illegal.

“Hedge Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(e) Section 5.06 of the Credit Agreement is hereby amended by replacing in its entirety its clause (a) with the following:

“(a) other than as set forth on Schedule A to the Amendment No. 1 to Credit Agreement, dated as of January 9, 2015, which amends this Agreement, purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or”

(f) Section 6.12 (Additional Guarantors) of the Credit Agreement is hereby replaced in its entirety with the following:

6.12 Additional Guarantors. Notify the Administrative Agent within 10 days after the date that any Person becomes a Domestic Subsidiary other than an Excluded Subsidiary or any Domestic Subsidiary that was previously an Excluded Subsidiary ceases to be an Excluded Subsidiary, and within such 10-day period, also cause such Domestic Subsidiary to (a) become a Guarantor by executing and delivering to the Administrative Agent a counterpart of the Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose, and (b) deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in clause (a)), all in form, content and scope reasonably satisfactory to the Administrative Agent.

(g) Section 7.03 (Indebtedness of Subsidiaries) of the Credit Agreement is hereby amended by replacing in its entirety its clause (e) with the following:

“(e) Guarantees in respect of Senior Notes Indebtedness in an aggregate principal amount of up to $1,000,000,000;”

(h) Section 9.10 (Guaranty Matters) of the Credit Agreement is hereby amended by replacing in its entirety its initial paragraph with the following:

“The Lenders and the L/C Issuers irrevocably authorize the Administrative Agent, at its option and in its discretion, to release and discharge any Guarantor from its obligations under the Guaranty if such Person (i) ceases to be a Subsidiary as a result of a transaction permitted hereunder, (ii) becomes an Excluded Subsidiary or (iii) is released and discharged as otherwise agreed by the Required Lenders or all Lenders, as the case may be.”

Section 3. Loan Parties’ Representations and Warranties. The Borrower acknowledges, represents, warrants and agrees as to itself and all other Loan Parties, and each other Loan Party acknowledges, represents, warrants and agrees as to itself, that: (a) after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date and on the date hereof as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) the execution, delivery and performance of this Agreement are within the limited liability company or corporate power and authority of such Loan Party and have been duly authorized by appropriate limited liability company and corporate action and proceedings; (c) this Agreement constitutes the legal, valid, and binding obligation of such Loan Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity, and no portion of the Obligations are subject to avoidance, subordination, recharacterization, recovery, attack, offset, counterclaim, or defense of any kind; (d) there are no governmental or other third party consents, licenses and approvals required to be made or obtained by it in connection with its execution, delivery, performance, validity and enforceability of this Agreement; and (e) no Defaults or Events of Default exist. The Borrower acknowledges, represents, warrants and agrees that Patterson International is an Excluded Subsidiary as defined in this Agreement.

Section 4. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the receipt by the Administrative Agent of multiple original counterparts of this Agreement executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Required Lenders.

Section 5. Acknowledgments and Agreements.

(a) Each Loan Party acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and each Loan Party waives any defense, offset, counterclaim or recoupment with respect thereto. The Administrative Agent, the L/C Issuer Lender, the Swing Line Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender, the Collateral Agent or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the L/C Issuer Lender, the Swing Line Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(b) The Borrower, each Guarantor, Administrative Agent, L/C Issuer Lender, Swing Line Lender and each Lender does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

(c) From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean the Credit Agreement and such Loan Documents as amended by this Agreement.

(d) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

Section 6. Reaffirmation of and Amendment to the Guaranty.

(a) Each Guarantor party hereto (which, for the avoidance of doubt, excludes Patterson International) hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty) as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

(b) The Guaranty is hereby amended by inserting the following new sentence at the end of Section 2(a):

“Notwithstanding anything contained herein to the contrary, in no event shall the Guaranteed Obligations include Excluded Swap Obligations.”

Section 7. Release from Guaranty. The Lenders consent to the release and discharge of, and the Administrative Agent hereby releases and discharges, Patterson International from all obligations and liabilities under the Guaranty. The foregoing is a release and discharge of Patterson International only, and nothing in this Agreement shall be construed to be a release of any obligations of the Borrower, any other Guarantor or any other Person under the Credit Agreement or any other Loan Document to, or for the benefit of the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender. Furthermore, nothing in this Agreement shall be deemed or construed to in any manner be a permanent release and discharge of Patterson International from hereafter being required timely to become, and the Borrower from being required to cause Patterson International hereafter timely to become, a Guarantor pursuant to the terms of the Credit Agreement, as amended and in effect, whether for failure to qualify as an Excluded Subsidiary (as defined in Credit Agreement, as amended hereby) or otherwise.

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or other electronic imaging means, and all such signatures shall be effective as originals.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10. Severability. In case one or more provisions of this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable Legal Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.

Section 11. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York; provided that, the Administrative Agent, the L/C Issuer, the Swing Line Lender and each Lender shall retain all rights arising under applicable federal law.

Section 12. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized effective as of the Effective Date.

BORROWER:

PATTERSON-UTI ENERGY, INC.

By: /s/ John E. Vollmer III
John E. Vollmer III
Senior Vice President—Corporate Development, Chief Financial Officer and Treasurer

GUARANTORS:

PATTERSON PETROLEUM LLC

PATTERSON-UTI DRILLING COMPANY LLC
PATTERSON-UTI MANAGEMENT SERVICES, LLC
UNIVERSAL WELL SERVICES, INC.
UNIVERSAL PRESSURE PUMPING, INC.

Each by: /s/ John E. Vollmer III
Senior Vice President—Corporate Development, Chief Financial Officer and Treasurer

ADMINISTRATIVE AGENT/LENDER/L/C ISSUER/SWING LINE LENDER/LENDERS:

WELLS FARGO BANK, N.A.,
as the Administrative Agent, the L/C Issuer and the Swing Line Lender

By: /s/ Christina Faith
Name: Christina Faith
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as a Lender

By: /s/ Maria Ferradas
Name: Maria Ferradas
Title: Vice President

REGIONS BANK,

as a Lender

By: /s/ Richard S. Kaufman
Name: Richard S. Kaufman
Title: Senior Vice President

COMERICA BANK,

as a Lender

By: /s/ Evan Elsea
Name: Evan Elsea
Title: Relationship Manager

U.S. BANK, NATIONAL ASSOCIATION,

as a Lender

By: /s/ Patrick Jeffrey
Name: Patrick Jeffrey
Title: Vice President

BANK OF AMERICA, N.A.,

as a Lender and an L/C Issuer

By: /s/ Anthony A. Eastman
Name: Anthony A. Eastman
Title: Vice President

HSBC BANK USA, N.A.,

as a Lender

By: /s/ Michael Bustios
Name: Michael Bustios
Title: Vice President 20556

SUMITOMO MITSUI BANKING CORPORATION,

as a Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

THE BANK OF NOVA SCOTIA,

as a Lender

By: /s/ John Frazell
Name: John Frazell
Title: Director

AMEGY BANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ James Day
Name: James Day
Title: Vice President

BOKF, NA dba BANK OF TEXAS,

as a Lender

By: /s/ Marian Livingston
Name: Marian Livingston
Title: Senior Vice President

MERCANTIL COMMERCEBANK N.A.,

as a Lender

By:
Name:
Title:

UMB BANK, N.A.,

as a Lender

By:
Name:
Title:

BANK OF TAIWAN, LOS ANGELES BRANCH,

as a Lender

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK LTD., LOS ANGELES BRANCH,

as a Lender

By:
Name:
Title:

E.SUN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH,

as a Lender

By:
Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. NEW YORK

BRANCH,
as a Lender

By:
Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK, CO., LTD. SILICON VALLEY

BRANCH,
as a Lender

By:
Name:
Title:

SCHEDULE A

CERTAIN LITIGATION

Ironworkers Local No. 25 Pension Fund, Plaintiff, v Marc. S. Siegel, Kenneth N. Berns, Charles O. Buckner, Curtis W. Huff, Terry H. Hunt, Michael W. Conlon, Cloyce A. Talbott, and Wells Fargo Bank, N.A., Defendants, and Patterson-UTI Energy, Inc., Nominal Defendant, filed in the Court of Chancery of the State of Delaware, Plaintiff, on behalf of itself and all other similarly situated public stockholders of Patterson-UTI Energy, Inc. (the “Company”), has brought a verified class and derivative complaint alleging that members of the Company’s board of directors breached their fiduciary duties by allowing “Dead Hand Proxy Put” language in the Company’s Credit Agreement, and that Wells Fargo Bank, N.A., the administrative agent under the Company’s Credit Agreement, aided and abetted the directors’ breach of fiduciary duties. Plaintiff seeks a declaration that the “Dead Hand Proxy Put” language in the Company’s Credit Agreement is invalid, unenforceable and severable; a declaration that the directors breached their fiduciary duties by allowing such language; an injunction against Wells Fargo Bank, N. A. from enforcing the “Dead Hand Proxy Put” language; and attorney’s fees and other relief.